UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2014

DIVALL INSURED INCOME PROPERTIES 2, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin limited partnership

(State or Other Jurisdiction of Incorporation)

000-17686	39-1606834
(Commission File Number)	(IRS Employer Identification No.)

1100 Main Street, Suite 1830 Kansas City, MO	64105
(Address of Principal Executive Offices)	(Zip Code)

(816) 421-7444

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Item 4.01(a) – Dismissal of Auditor

On December 2, 2014, DiVall Insured Income Properties 2, L.P. (“DiVall”) dismissed McGladrey LLP (“McGladrey”) as DiVall’s independent registered public accountants. The dismissal of McGladrey was authorized by the General Partner of DiVall on December 2, 2014.

During the fiscal years ended December 31, 2012 and December 31, 2013 and through McGladrey’s dismissal on December 2, 2014, there were (i) no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McGladrey would have caused McGladrey to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished McGladrey with a copy of this Form 8-K on December 2, 2014, providing McGladrey with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by DiVall herein, and, if not, stating the reason in which it does not agree. A copy of McGladrey’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b) – Engagement of Auditor

On December 2, 2014, DiVall engaged L.L. Bradford & Company, LLC (“Bradford”) as its new independent registered public accounting firm effective December 2, 2014. The appointment of Bradford was approved by the General Partner.

During the fiscal years ended December 31, 2012 and December 31, 2013, and through December 2, 2014, neither DiVall nor anyone on its behalf consulted with Bradford regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on DiVall’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter from McGladrey LLP to the U.S. Securities and Exchange Commission dated December 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2014

DIVALL INSURED INCOME PROPERTIES 2, L.P.

By:	The Provo Group, Inc., General Partner

By:	/s/ Bruce A. Provo
Bruce A. Provo
(President, Chief Executive Officer, Chief Financial Officer and Chairman of The Provo Group, Inc.)

3